UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-KA

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported):     February 5, 2004
                                                               ----------------




                           SAFESCRIPT PHARMACIES, INC.
             (Exact name of registrant as specified in its charter)

                                      TEXAS
                 (State of Other Jurisdiction of Incorporation)

             001-13559                                     75-2337102
     (Commission File Number)                  (IRS Employer Identification No.)

               2101 E. LOOP 281
                LONGVIEW, TEXAS                             75605
     (Address of Principal Executive Offices)             (Zip Code)

                                 (903) 295-6800
              (Registrant's Telephone Number, Including Area Code)

                               RTIN HOLDINGS, INC.
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On February 5, 2004, the Board of Directors of Safescript Pharmacies, Inc. (the "Company") authorized the replacement of Heard, McElroy & Vestal, L.L.P. Also on February 5, 2004, the Company received a letter of resignation in which Heard, McElroy & Vestal, L.L.P. states that it has received information that (a) the Company, its officers and directors and others likely made or caused to be made false or misleading statements or omitted material facts necessary to make prior statements not misleading in connection with the audit and examination of the Company's financial statements for the years ended December 31, 2002 and December 31, 2001 and the periods then ended, and (b) it is likely that the Company's financial statements for the year ended December 31, 2002 and the period then ended contain materially false or misleading statements or omit material facts necessary to make prior statements not misleading. Heard, McElroy & Vestal, L.L.P. notified the Company that it can no longer state that the consolidated financial statements of the Company for December 31, 2002 and 2001 present fairly in all material respects, the financial position of the Company as of December 31, 2002 and 2001, and the results of operations and its cash flows for the years then ended, that such financial statements should no longer be relied upon by any shareholder, potential shareholder or any other person, and that it withdrew the independent auditor's report dated June 30, 2003 included in the Company's Amended Annual Report on Form 10-KSBA filed on July 17, 2003.

     The opinion of Heard, McElroy & Vestal, L.L.P. for the years ended December 31, 2002 and December 31, 2001 did not contain any adverse opinion or qualification as to uncertainty, audit scope, or accounting principles.

     The Board of Directors has not discussed the foregoing with representatives of Heard, McElroy & Vestal, L.L.P. The Company has not yet engaged new independent auditors.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     The following documents are filed as Exhibits to this report:

     EXHIBIT
       NO.                        DESCRIPTION

        16.1 Letter dated February 5, 2004 from Heard, McElroy & Vestal, L.L.P. (filed with Current Report on Form 8-K on February 12,
                2004).

        16.2    Letter dated February 19, 2004 from Heard, McElroy & Vestal,
                L.L.P.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        RTIN HOLDINGS, INC.

                                             /S/ ED DMYTRYK
Date:   February 23, 2004               By:
                                             -----------------------------------
                                             Ed Dmytryk, Chief Executive Officer

                                  EXHIBIT INDEX



EXHIBIT  DESCRIPTION
  NO.

   16.1 Letter dated February 5, 2004 from Heard, McElroy & Vestal, L.L.P. (filed with Current Report on Form 8-K on February 12,
           2004).

   16.2    Letter dated February 19, 2004 from Heard, McElroy & Vestal,
           L.L.P.